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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 20, 2004

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                     000-26667                             75-2057054
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)           (IRS EMPLOYER IDENTIFICATION NO.)


                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800


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ITEM 9. REGULATION FD DISCLOSURE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On January 20, 2004, Craftmade International, Inc. (the "Company"), issued a press release announcing its financial results for the quarter ended December 31, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRAFTMADE INTERNATIONAL, INC.


Date: January 20, 2004                 By: /s/ Kathleen B. Oher
                                           --------------------------------
                                           Kathleen B. Oher
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1         -    Press release of the Company, dated January 20, 2004.
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